1 Full Year and Q3 2012 highlights and business update Gordon Wilson, President and CEO Travelport Exhibit 99.1

Travelport is executing its strategic plan
• Financial Performance is in line with management expectations and is trending positively:
–
– Gross Margin - four consecutive quarters   of growth
– Continued strong cash flow generation – YTD September cash flows from operations improved by +56% from
$86m to $134m
– In compliance with all financial covenants as of September 30, 2012
• Strategic plan is being executed in content, product, technology and adjacency business growth:
– Signed significant new technology and hosting agreement with Japan’s leading GDS, expanded co-operation with China’s leading GDS
– Acquired and integrated Southern Africa franchise and expanded into new African regions
–
– Gaining real traction in BtoB travel payments through eNett
– Increased deployment of new Point-of-Sale technology – desktop and mobile
– Enhanced on-going technology investment program with new IBM hardware and software agreement
– Signed and converted high profile travel agencies across all regions
(1) Excluding the effects of the loss of the United MSA and foreign exchange.
(1)
RevPas - six consecutive quarters of growth
Demonstrated significant growth in Hotel, Merchandising and Rail content

Key performance metrics
Note: RevPas is calculated as transaction processing revenue divided by the number of available segments.
(1) Year on Year movement excludes the impact of the loss of the United MSA.
(2) Gross Margin is defined as Total  Revenue less Commissions.
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
RevPas $5.06 $5.23 $5.10 $5.18 $5.01 $5.24 $5.13 $5.19 $5.08 $5.34 $5.30
Year on Year $0.03 $(0.12) $(0.08) $(0.09) $(0.06) $0.01 $0.03 $0.02 $0.08 $0.10 $0.17
1%
(2)%
(2)%
(2)%
(1)%
0%
1%
0%
2%
2%
3%
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
COR Per Segment $2.37 $2.46 $2.45 $2.52 $2.48 $2.60 $2.64 $2.58 $2.56 $2.63 $2.63
Year on Year $0.21 $0.13 $0.14 $0.20 $0.12 $0.14 $0.19 $0.06 $0.08 $0.00 (1) $(0.05) (1)
10%
6%
6%
9%
5%
6%
8%
2%
3%
0% (1)
(2)% (1)
RevPas
Year on Year
Growth (Decline)
(2)%
(6)%
(7)%
(11)%
(6)%
(2)%
(2)%
0%
2%
0% (1)
3% (1)
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Gross Margin $309 $297 $275 $255 $291 $291 $271 $256 $297 $275 $262
Year on Year $(8) $(18) $(20) $(32) $(18) $(7) $(4) $1 $7 $1 (1) $9 (1)
)
Gross Margin ear on Year Growth (Decline)
Gross Margin
(2)
Year on Year
Growth (Decline)
COR Rate
Year on Year
Growth (Decline)
• 2012 revenue per average segment (“RevPas”) growth trajectory follows 2011 priority investment program
• Continued cost of revenue (“COR”) reduction follows product innovation and increasing customer adoption
• Consecutive quarterly Gross Margin improvement since end 2010;  Seventh consecutive quarter of Gross Margin improvement

Full year and Q3 highlights
Q3 2012
Better/(Worse)
than
prior year
Proforma
(1)
Better/(Worse)
than prior year
Net revenue 489 (20) 4
Adj. EBITDA 106 (12) –
Cash flow from
continuing operations
6 18 N/A
Sep YTD 2012
Better/(Worse)
than
prior year
Proforma
(1)
Better/(Worse)
than prior year
Net revenue 1,545 (25) 20
Adj. EBITDA 366 (35) (7)
Cash flow from
continuing operations
134 48 N/A
Note: Adjusted EBITDA is defined as EBITDA adjusted to exclude the impact of purchase accounting, impairment of goodwill and intangibles assets, expenses incurred to acquire and integrate Travelport’s portfolio of businesses, costs associated with Travelport’s restructuring efforts, non-cash equity-based compensation, and other adjustments made to exclude expenses management views as outside the normal course of operations.
(1) Proforma variance is stated excluding the effects of the loss of the United MSA and foreign exchange.
• Global Industry
– Modest growth in global travel trends with Q3 air
segment volumes +1% YoY amid continued
macroeconomic uncertainty
– YTD volumes +2% YoY
• Travelport
– Q3 volume (2)% and Q3 Net Revenue +1% YoY
(1)
YTD volume flat and YTD Net Revenue +1% YoY
(1)
– Driven largely by geographic footprint
– Q3 RevPas +3% YoY
– Driven by growth in hotel distribution,
advertising, travel agency product sales and
merchandising
– Adjusted EBITDA +$5m in Q3 excluding the impact
of the loss of the United MSA

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–
–
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Travelport

Continued strategic execution
• Enhanced Travel Content
– Hotel
– Content more than tripled
– 340k unique hotel properties
– ~900k room offers
– Air
– 29 air agreements signed YTD
– New agreements include:
– Merchandizing milestones include:
– Car
– Launched Travelport Drive Me™ in APAC
– Signed new content agreement with Italian car
park provider, ParkinGo
– Rail
– New uAPI agreement with thetrainline.com
– Partnership agreement with Rail Europe
– Innovative content agreement with NTV (Italy)
Americas: Aeromexico, Air Canada
Europe: easyJet, Lufthansa, TAP Portugal
MEA: South African Airways, Gulf Air, PIA
APAC: Air China, China Southern, Qantas
Air Canada, Delta Airlines, easyJet, KLM

Avianca TACA

AXESS アクセス国際ネットワーク

BID Travel

Copa Airlines

cts

eNett

Travelport Universal API™

TripGate

TUIfly

Travelport

Continued strategic execution (cont'd)
Differentiated Product Momentum
– Increased adoption of new point of sale technology
– 70% agency and TMC customers targeted to be on
upgraded PoS platforms by end of 2012
– New innovative mobile technology launched globally
include:
– Travelport Mobile Agent™, Travelport ViewTrip
Mobile™, GalileoTerminal™
– Launched Travelport Universal API™ in MEA
– Launched first Russian language corporate booking
tool, TripGate
– Development work with Japan’s AXESS GDS on track
for end of 2013 implementation
– eNett joint venture continues to progress rapidly:
– Long-term strategic partnership agreed with
Mastercard
– 2012 TTV on track to exceed $1bn
– Software-as-a-Service products sold to TUIfly.com,
Copa (Panama), AviancaTaca (Colombia), GOL and
Azul (Brazil) as well as TravelSky (China)
Investing in Key Adjacencies

Delgado Travel
ebookers.fr
HRG
Statesman
TRAVEL GROUP
TIX.NL

Travelport

Continued strategic execution (cont'd)
• Targeted Geographical Growth
– Increasing momentum of high profile customer
migrations to Travelport, including, in Q3:
– ebookers (France), Statesman Travel (UK), TIX.nl
(Netherlands) and Delgado Travel (US)
– Multiple customer renewals in all regions
– Successful expansion in growth regions, most
recently:
– New Africa distributor in Tanzania
– New East African hub operation in Kenya
– 2nd Travelport Russian operation in St. Petersburg
• Technology Investment
– Executed new hardware and software agreement
with IBM to further advance platform delivery
– Technology co-operation agreement with HRG
– No service interruptions or performance issues
•
Multiple Technology and Travel industry accolades:
– Gold “Stevie” - American Business Award for
“Information Technology Team of the Year”
– “Best GDS” in APAC
– “Favorite GDS” in Canada

Geography / customer segments
RevPas
$5.01
$5.24
$5.13
$5.19
$5.08
$5.34 $5.30
Q1 Q2 Q3 Q4
Region
(2)
2012 2011
Better /
(Worse)
Proforma
(1)
Better / (Worse)
Americas 41 45 (6.2%) (0.8%)
Europe 21 21 0.7% 0.7%
APAC 13 14 (9.2%) (9.2%)
MEA 10 9 0.9% 0.9%
Global 85 89 (4.4%) (1.7%)
Travelport GDS Q3 Segments
(In millions)
(1) Proforma variance is stated excluding the effect of the loss of the United MSA.
(2) Brazil is combined with Europe and not Americas.
• Q3 softening in air volume growth in US (33% of global
GDS volume) and Western Europe (27% of global
GDS volume)
• BRICS region, however, still showing growth in Q3
YoY, except India and Brazil:
– Russia 39%
– China 23%
– South Africa 9%
– India impacted by demise of Kingfisher Airlines
• Low Cost Carriers (LCCs) continue segment growth:
– 7% of Travelport GDS YTD air segments
– Travelport developing improved LCC connectivity
as a source of further growth
• Q3 RevPas $5.30 or +3% YoY reflecting:
– New Travelport products and services
– Growth in hotels and advertising sales

9 Q3 2012 financial results Philip Emery, CFO Travelport

Financial highlights
• Excluding the impact of foreign exchange and loss of the United MSA, Q3 Net Revenue and Sep YTD Net Revenue
are both +1% higher compared to prior year. On an actual basis, Q3 Net Revenue is (4)% lower and Sep YTD Net
Revenue is (2)% lower compared to prior year.
• Excluding the impact of foreign exchange and loss of the United MSA, Q3 Adjusted EBITDA is flat compared to prior year and Sep YTD Adjusted EBITDA is (2)% lower compared to prior year, which is in line with management expectations. On an actual basis, Q3 Adjusted EBITDA is (10)% lower and Sep YTD Adjusted EBITDA is (9)% lower than prior year.
• Q3 and Sep YTD Adjusted EBITDA include $16 million and $44 million of amortization charges for upfront payments to travel agencies, respectively. Working capital includes $158 million of upfront payments and prepaid commissions as of September 30, 2012.
• Sep YTD Interest expense of $215 million is $8 million lower in 2012 due to a lower net debt balance and favorable impact of interest rate hedges, offset by a higher underlying interest rate.
• Cash flows from operations in Q3 of $6 million is $18 million higher compared to prior year primarily as a result of a decrease in cash interest payments and fluctuations in our collections and payments cycles.
• Q3 unlevered free cash flow of $57 million is $8 million higher than prior year and represents 54% of Adjusted
EBITDA. For Sep YTD, unlevered free cash flow of $262 million is $(3) million lower than prior year and represents
72% of Adjusted EBITDA.

Net revenue
Net Revenue Q3 2012
Better/(Worse)
than prior year Sep YTD 2012
Better/(Worse)
than prior year
Transaction Processing 451 (5) 1,414 3
Airline IT Solutions 38 (15) 131 (28)
Net Revenue 489 (20) 1,545 (25)
509
485
489
(24)
4
(0)
Q3 2011
Net Revenue
United MSA
and FX
Q3 2011
Proforma
Net Revenue
Transaction
Processing
Airline IT
Solutions
Q3 2012
Net Revenue
1,570
1,525
1,545
(45)
23
(3)
Sep YTD
2011
Net Revenue
United MSA
and FX
Sep YTD
2011
Proforma
Net Revenue
Transaction
Processing
Airline IT
Solutions
Sep YTD
2012
Net Revenue
Net Revenue Bridge Sep YTD 2012 Net Revenue Bridge Q3 2012

Summary income statements
(1) Proforma variance is stated excluding the effects of the loss of the United MSA and foreign exchange.
Net Revenue Q3 2012
Better /
(Worse)
than prior
year
Proforma
(1)
Better/
(Worse) than
prior year
Sep YTD
2012
Better/
(Worse)
than prior
year
Proforma
(1)
Better/
(Worse) than
prior year
Net revenue 489 (20) 4 1,545 (25) 20
Adjusted EBITDA 106 (12) – 366 (35) (7)
Operating income 27 (24) (12) 155 (41) (13)
Interest expense, net (71) 3 3 (215) 8 8
Gain on early extinguishment of debt 5 5 5 6 6 6
Loss from continuing operations before
income taxes and equity in investment in
Orbitz Worldwide
(39) (16) (4) (54) (27) 1

Summary of cash flows
Q3 2012
Better/(Worse)
than prior year Sep YTD 2012
Better/(Worse)
than prior year
Adjusted EBITDA 106 (12) 366 (35)
Less:
Cash interest payments (86) 3 (202) 38
Tax payments (5) (1) (9) 4
Changes in operating working capital 12 30 44 53
FASA liability payments – 3 (7) 5
Defined benefit pension plan funding (10) 1 (15) (2)
Other adjusting items (11) (6) (43) (15)
Net cash provided by operating
activities of continuing operations
6 18 134 48
Add cash interest payments 86 (3) 202 (38)
Less capital expenditures (29) (8) (61) (11)
Less repayments of capital leases (6) 1 (13) (2)
Unlevered free cash flow 57 8 262 (3)
Cash flow conversion 54% 72%